UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): September 25, 2018

CELSIUS HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Nevada

(State or other jurisdiction of incorporation)

000-55663	20-2745790
(Commission File Number)	(IRS Employer Identification No.)

2424 N Federal Highway, Suite 208, Boca Raton, Florida 33431

 (Address of principal executive offices and zip code)

(561) 276-2239
(Registrant’s telephone number including area code)

Former Name or Former Address (If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

When used in this Current Report on Form 8-K, unless otherwise indicated, the terms “the Company,” “Celsius,” “we,” “us” and “our” refer to Celsius Holdings, Inc. and its subsidiaries.

Item 7.01	Regulation FD Disclosure.

(a)	Investor Conferences

On September 27, 2018, Celsius issued a press release announcing that John Fieldly, Chief Executive Officer, and Edwin Negron, Chief Financial Officer, will be presenting at two upcoming conferences in October:

●	Ladenburg Thalmann 2018 Healthcare Conference on Tuesday, October 2nd at 3:30-3:55 PM in Track 2 - St. Germain I at the Sofitel, New York, NY. The Company's group presentation will be available at http://www.wsw.com/webcast/ladenburg4/celh.

●	B. Riley Annual Consumer & Media Conference on Thursday, October 4th at 10:30-10:55 AM in Trocadero (Second Floor) at the Sofitel, New York, NY. The Company's group presentation will be available at http://www.wsw.com/webcast/brileyfbr2/celh/.

A copy of the Company’s press release dated September 27, 2018 is included as Exhibit 99.1 to this report.

(b)	Investor Presentation

On September 27, 2018, Celsius posted an investor presentation to its website and it is available at: https://www.celsiusholdingsinc.com/wpcontent/uploads/2018/09/CELH_Oct_2018_Invst_Pres_Emb_Video_9.24.18-1.pdf

The Company intends to use the presentation at the aforementioned conferences and certain other investor conferences. The furnishing of the information in this report is not intended to, and does not, constitute a determination by the Company that the information in this report is material or complete, or that investors should consider this information before making an investment decision with respect to any security of the Company. The information in the materials is presented as of September 27, 2018, and the Company does not assume any obligation to update such information in the future.

A copy of the investor presentation is included as Exhibit 99.2 to this report.

In accordance with General Instruction B.2 of Form 8-K, the information furnished pursuant to this Item 7.01, and including Exhibits 99.1 and 99.2 furnished herewith, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01.	Other Events.

On September 25, 2018, the Company issued a press release announcing that the CELSIUS® Originals line of beverages has been added to vending machines and micro-markets of various leading refreshment solution providers and is available for distribution throughout the United States in the vending channel through Vistar.

A copy of the Company’s press release dated September 25, 2018 is attached hereto as Exhibit 99.3 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit No	Description

99.1	Press Release dated September 27, 2018

99.2	Celsius Holdings, Inc. Investor Presentation dated September 27, 2018

99.3	Press Release dated September 25, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELSIUS HOLDINGS, INC.

Date: October 1, 2018	By:	/s/ John Fieldly
John Fieldly, Chief Executive Officer